                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                              Howard D. Wolfe, Jr.

Address:                           1119 St. Paul Street
                                   Baltimore, MD 21202

Designated Filer:                  New Venture Partners IV, L.P.

Issuer & Ticker Symbol:            FoxHollow Technologies, Inc. (FOXH)

Date of Event
Requiring Statement:               October 27, 2004

Signature:                         By: /s/ Howard D. Wolfe, Jr.
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